UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 09, 2022

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2022, Messrs. William G. Dempsey and Ricky C. Sandler, current members of the Board of Directors (“Board”) of Ashland Global Holdings Inc. (“Ashland”) each decided to not stand for re-election, and to cease serving, as a director at Ashland’s next annual meeting of stockholders planned for January 24, 2023 (“Annual Meeting”).

Also, on June 9, 2022, Ashland’s Board of Directors (“Board”) elected Ms. Suzan F. Harrison and Mr. Steven D. Bishop to serve on the Board effective July 1, 2022, until the Annual Meeting. Ms. Harrison and Mr. Bishop will each enter into Ashland’s standard Director Indemnification Agreement and receive compensation as a non-employee director in accordance with Ashland’s non-employee director compensation program described under the caption “Director Compensation” in Ashland’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 7, 2021. Under the non-employee director compensation program, Ms. Harrison and Mr. Bishop will each receive an annual grant of restricted stock units, prorated from the effective date of their appointments until the next annual award in January 2023. Ms. Harrison and Mr. Bishop are each expected to stand for election at the Annual Meeting. The Board has not approved committee assignments for Ms. Harrison and Mr. Bishop at this time. Ashland intends to file an amendment to this Form 8-K as the Board approves such assignments.

A copy of the News Release issued on June 10, 2022, announcing the election of Ms. Harrison and Mr. Bishop to the Board and the planned departure of Messrs. Dempsey and Sandler, is attached to this Form 8-K as Exhibit 99.1 and incorporated into this Item 5.02 by reference.

Item 8.01 Other Events.

On June 10, 2022, Ashland issued a News Release relating to the election of Ms. Harrison and Mr. Bishop to the Board and the planned departure of Messrs. Dempsey and Sandler.

A copy of the News Release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	News Release dated June 10, 2022.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.

Date:	June 10, 2022	By:	/s/ Yvonne Winkler von Mohrenfels
Yvonne Winkler von Mohrenfels Senior Vice President, General Counsel and Secretary